UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2012

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33615	76-0818600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100 Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Steven H. Pruett

On February 28, 2012, Concho Resources Inc. (the “Company”) announced that Steven H. Pruett, 50 will be joining the Company as Senior Vice President of Corporate Development. Mr. Pruett is expected to be appointed formally in March 2012.

Prior to joining the Company, Mr. Pruett had served as President and Chief Financial Officer of Legacy Reserves, LP since its founding in October 2005. Before he joined Legacy Reserves LP, Mr. Pruett’s experience included service in numerous other positions, including: Managing Director at Quantum Energy Partners, a private equity group focused on the energy industry, from January 2005 until October 2005; President of PSI Management LLC from August 2004 until December 2004; President of Petroleum Place and its subsidiary, P2 Energy Solutions, from June 2002 until July 2004; President and Chief Executive Officer of First Permian from June 2001 until June 2002; and President and Chief Executive Officer of First Reserve Oil & Gas Co. from April 1995 until March 2000. Mr. Pruett has a Bachelor of Science in Petroleum Engineering from the University of Texas and a Masters of Business Administration from Harvard Business School.

There are no understandings or arrangements between Mr. Pruett and any other person pursuant to which Mr. Pruett was selected to serve as an executive officer of the Company. In addition, there are no relationships between Mr. Pruett and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. When he is formally appointed, the Company expects to enter into employment and indemnification agreements with Mr. Pruett that will be substantially consistent with those entered into with the Company’s other executive officers.

Retirement of Jack F. Harper

Also on February 28, 2012, Jack F. Harper, the Company’s Senior Vice President and Chief of Staff, announced his intention to retire from the Company effective December 31, 2012.

Item 7.01	Regulation FD Disclosure.

On February 28, 2012, the Company issued a press release announcing Mr. Pruett’s appointment and Mr. Harper’s retirement. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated February 28, 2012.

THE INFORMATION CONTAINED IN ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: March 5, 2012	By:	/s/ C. WILLIAM GIRAUD
	Name:	C. William Giraud
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 28, 2012.